Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended			Nine Months Ended

	Sept. 30, 2003	June 30, 2003	Sept. 30, 2002	Sept. 30, 2003	Sept. 30, 2002

Interest Income
Loans held for sale	$619	$626	$388	$1,834	$1,192
Loans held in portfolio	1,997	2,050	2,287	6,152	7,033
Available-for-sale securities	402	469	652	1,388	2,411
Other interest and dividend income	65	72	86	218	245

Total interest income	3,083	3,217	3,413	9,592	10,881
Interest Expense
Deposits	538	548	679	1,674	1,996
Borrowings	591	644	815	1,923	2,470

Total interest expense	1,129	1,192	1,494	3,597	4,466

Net interest income	1,954	2,025	1,919	5,995	6,415
Provision for loan and lease losses	113	118	135	356	470

Net interest income after provision for loan and lease losses	1,841	1,907	1,784	5,639	5,945
Noninterest Income
Home loan mortgage banking income (expense):
Loan servicing fees	542	593	508	1,748	1,609
Amortization of mortgage servicing rights	(665)	(1,032)	(713)	(2,665)	(1,696)
Mortgage servicing rights recovery (impairment)	368	(309)	(1,849)	96	(2,911)
Revaluation gain (loss) from derivatives	(172)	598	1,694	643	2,535
Net settlement income from certain interest-rate swaps	130	84	116	354	224
Gain (loss) from mortgage loans	(271)	622	418	939	889
Other home loan mortgage banking income, net	292	149	105	538	260

Total home loan mortgage banking income	224	705	279	1,653	910
Depositor and other retail banking fees	471	454	426	1,346	1,185
Securities fees and commissions	103	100	92	291	272
Insurance income	50	53	46	155	132
Portfolio loan related income	116	111	85	344	226
Gain from other available-for-sale securities	557	137	356	689	195
Gain (loss) on extinguishment of securities sold under agreements to repurchase	7	(49)	98	(129)	293
Other income	125	118	(2)	339	183

Total noninterest income	1,653	1,629	1,380	4,688	3,396
Noninterest Expense
Compensation and benefits	860	867	719	2,497	2,141
Occupancy and equipment	356	375	289	1,035	859
Telecommunications and outsourced information services	153	143	136	440	409
Depositor and other retail banking losses	50	50	55	151	153
Amortization of other intangible assets	15	15	17	46	50
Advertising and promotion	55	83	75	201	188
Professional fees	71	68	55	195	161
Other expense	304	317	270	925	763

Total noninterest expense	1,864	1,918	1,616	5,490	4,724

Income before income taxes	1,630	1,618	1,548	4,837	4,617
Income taxes	602	598	567	1,786	1,690

Net Income	$1,028	$1,020	$981	$3,051	$2,927

Net Income Attributable to Common Stock	$1,028	$1,020	$980	$3,051	$2,922

Net income per common share:
Basic	$1.14	$1.12	$1.04	$3.35	$3.08
Diluted	1.12	1.10	1.02	3.29	3.02
Dividends declared per common share	0.40	0.30	0.27	0.99	0.78
Basic weighted average number of common shares outstanding (in thousands)	899,579	910,921	947,293	910,449	949,868
Diluted weighted average number of common shares outstanding (in thousands)	918,372	929,386	963,422	927,470	966,938

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	Sept. 30, 2003	June 30, 2003	Dec. 31, 2002

Assets
Cash and cash equivalents	$5,811	$7,388	$7,208
Federal funds sold and securities purchased under resale agreements	12	2,085	2,015
Available-for-sale securities, total amortized cost of $36,916, $43,306 and $42,592:
Mortgage-backed securities	14,352	24,875	28,375
Investment securities	22,831	20,292	15,597
Loans held for sale	31,339	40,631	33,996
Loans held in portfolio	164,499	153,866	147,528
Allowance for loan and lease losses	(1,699)	(1,680)	(1,653)

Total loans held in portfolio, net of allowance for loan and lease losses	162,800	152,186	145,875
Investment in Federal Home Loan Banks	3,429	3,596	3,703
Mortgage servicing rights	5,870	4,598	5,341
Goodwill	6,253	6,253	6,270
Other assets	34,021	21,299	19,918

Total assets	$286,718	$283,203	$268,298

Liabilities
Deposits:
Noninterest-bearing deposits	$39,197	$46,505	$37,515
Interest-bearing deposits	124,944	119,952	118,001

Total deposits	164,141	166,457	155,516
Federal funds purchased and commercial paper	4,140	3,579	1,247
Securities sold under agreements to repurchase	20,468	22,964	16,717
Advances from Federal Home Loan Banks	43,743	46,127	51,265
Other borrowings	14,424	14,700	15,264
Other liabilities	19,274	8,315	8,155

Total liabilities	266,190	262,142	248,164
Stockholders’ equity	20,528	21,061	20,134

Total liabilities and stockholders’ equity	$286,718	$283,203	$268,298

Common shares outstanding at end of period (in thousands)(1)	913,854	924,238	944,047
Book value per common share(2)	$22.87	$23.22	$21.74
Tangible book value per common share(2)	16.04	16.45	15.06
Full-time equivalent employees at end of period	59,975	57,516	52,459

(1)	Includes 16,200,000 shares at September 30, 2003, 17,100,000 shares at June 30, 2003 and 18,000,000 shares at December 31, 2002, held in escrow pending resolution of the Company’s asserted right to the return of such shares.

(2)	Excludes 16,200,000 shares at September 30, 2003, 17,100,000 shares at June 30, 2003 and 18,000,000 shares at December 31, 2002, held in escrow pending resolution of the Company’s asserted right to the return of such shares.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Nine Months Ended

	Sept. 30, 2003	Sept. 30, 2002

Stockholders’ Equity Rollforward
Balance, beginning of period	$20,134	$14,063
Net income	3,051	2,927
Other comprehensive (loss) income, net of tax	(594)	844
Cash dividends declared on common stock	(898)	(756)
Cash dividends declared on redeemable preferred stock	–	(5)
Common stock repurchased and retired	(1,430)	(942)
Common stock issued for acquisitions	–	3,672
Fair value of Dime stock options	–	90
Common stock issued to redeem preferred stock	–	102
Common stock issued	265	183

Balance, end of period	$20,528	$20,178

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended

	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Sept. 30, 2002

PROFITABILITY
Net interest income	$1,954	$2,025	$2,017	$1,926	$1,919
Net interest margin	3.15%	3.30%	3.32%	3.25%	3.36%
Noninterest income	$1,653	$1,629	$1,406	$1,394	$1,380
Noninterest expense	1,864	1,918	1,709	1,658	1,616
Net income	1,028	1,020	1,003	969	981
Net income per common share:
Basic	$1.14	$1.12	$1.09	$1.05	$1.04
Diluted	1.12	1.10	1.07	1.03	1.02
Dividends declared per common share	$0.40	$0.30	$0.29	$0.28	$0.27
Return on average assets	1.42%	1.44%	1.43%	1.42%	1.50%
Return on average common equity	19.82	19.25	19.44	18.34	18.79
Efficiency ratio(1)	51.69	52.49	49.91	49.94	48.99
ASSET QUALITY
Nonaccrual loans(2)	$1,920	$1,996	$2,166	$2,257	$2,188
Foreclosed assets	304	317	334	336	309
Total nonperforming assets	2,224	2,313	2,500	2,593	2,497
Nonperforming assets/total assets	0.78%	0.82%	0.90%	0.97%	0.95%
Restructured loans	$118	$89	$99	$98	$112
Total nonperforming assets and restructured loans	2,342	2,402	2,599	2,691	2,609
Allowance for loan and lease losses	1,699	1,680	1,680	1,653	1,705
Allowance as a percentage of total loans held in portfolio	1.03%	1.09%	1.12%	1.12%	1.15%
Provision for loan and lease losses	$113	$118	$125	$125	$135
Net charge-offs	111	118	95	108	88
CAPITAL ADEQUACY
Stockholders’ equity/total assets	7.16%	7.44%	7.47%	7.50%	7.68%
Tangible common equity(3)/total tangible assets(3)	5.29	5.28	5.29	5.29	5.27
Estimated total risk-based capital/risk-weighted assets(4)	11.51	11.72	11.73	11.57	11.16
SUPPLEMENTAL DATA
Average balance sheet:
Loans held for sale	$46,956	$46,727	$42,327	$37,322	$25,740
Loans held in portfolio	156,577	151,489	148,382	149,173	146,160
Interest-earning assets	249,641	246,021	241,690	237,842	229,364
Total assets	290,300	284,118	280,850	273,729	261,170
Interest-bearing deposits	124,488	120,144	119,056	116,177	111,408
Noninterest-bearing deposits	49,457	43,536	38,851	32,375	24,065
Stockholders’ equity	20,742	21,193	20,633	21,121	20,872
Period-end balance sheet:
Loans held for sale	31,339	40,631	44,014	33,996	29,508
Loans held in portfolio, net of allowance for loan and lease losses	162,800	152,186	148,877	145,875	146,157
Interest-earning assets	236,462	245,345	242,451	231,214	230,167
Total assets	286,718	283,203	276,970	268,298	262,631
Interest-bearing deposits	124,944	119,952	119,394	118,001	112,969
Noninterest-bearing deposits	39,197	46,505	40,478	37,515	27,639
Stockholders’ equity	20,528	21,061	20,687	20,134	20,178

(1)	The efficiency ratio is defined as noninterest expense, divided by total revenue (net interest income and noninterest income).
(2)	Excludes nonaccrual loans held for sale.
(3)	Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets but includes MSR.
(4)	Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. was a bank holding company that complies with Federal Reserve Board capital requirements.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended

	Sept. 30, 2003			June 30, 2003			Sept. 30, 2002
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense

Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under resale agreements	$1,350	2.16%	$7	$3,448	1.29%	$11	$3,707	1.74%	$17
Available-for-sale securities(1):
Mortgage-backed securities	21,174	4.51	239	24,087	5.22	314	24,882	5.53	344
Investment securities	17,788	3.65	163	14,969	4.15	155	24,472	5.02	308
Loans held for sale(2)	46,956	5.27	619	46,727	5.36	626	25,740	6.03	388
Loans held in portfolio(2):
Loans secured by real estate:
Home loans	84,460	4.56	963	83,426	4.95	1,033	84,276	5.85	1,232
Purchased specialty mortgage finance	10,777	5.30	143	10,475	5.50	144	9,141	6.28	144

Total home loans	95,237	4.64	1,106	93,901	5.01	1,177	93,417	5.89	1,376
Home construction loans:
Builder (3)	1,105	4.47	13	1,103	4.77	13	1,214	5.53	17
Custom (4)	977	6.90	17	927	7.48	17	891	8.15	18
Home equity loans and lines of credit:
Banking subsidiaries	22,209	4.82	267	19,238	5.13	246	14,170	5.97	211
Washington Mutual Finance	2,077	11.56	60	2,041	11.77	60	2,225	11.96	67
Multi-family	19,920	5.16	258	19,036	5.34	255	18,094	5.92	269
Other real estate	6,989	6.31	111	7,306	6.25	114	8,412	6.76	143

Total loans secured by real estate	148,514	4.93	1,832	143,552	5.25	1,882	138,423	6.07	2,101
Consumer:
Banking subsidiaries	1,191	8.46	25	1,253	8.93	28	2,119	9.53	51
Washington Mutual Finance	1,784	19.68	88	1,732	19.61	85	1,708	19.13	82
Commercial business	5,088	4.02	52	4,952	4.38	55	3,910	5.34	53

Total loans held in portfolio	156,577	5.09	1,997	151,489	5.41	2,050	146,160	6.25	2,287
Other	5,796	3.96	58	5,301	4.61	61	4,403	6.23	69

Total interest-earning assets	249,641	4.93	3,083	246,021	5.23	3,217	229,364	5.94	3,413
Noninterest-earning assets:
Mortgage servicing rights	6,250			4,754			5,933
Goodwill	6,253			6,253			6,231
Other	28,156			27,090			19,642

Total assets	$290,300			$284,118			$261,170

Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking	$64,057	1.68	272	$60,597	1.74	262	$46,508	2.59	304
Savings accounts and money market deposit accounts	28,674	0.88	63	28,229	0.98	69	29,963	1.45	110
Time deposit accounts	31,757	2.53	203	31,318	2.77	217	34,937	3.01	265

Total interest-bearing deposits	124,488	1.72	538	120,144	1.83	548	111,408	2.42	679
Federal funds purchased and commercial paper	5,041	1.37	17	3,843	1.37	13	1,983	2.06	10
Securities sold under agreements to repurchase	21,399	2.19	120	20,040	2.66	134	26,814	3.06	207
Advances from Federal Home Loan Banks	45,334	2.59	300	51,916	2.56	334	56,926	3.01	431
Other	14,053	4.38	154	14,898	4.37	163	13,549	4.87	167

Total interest-bearing liabilities	210,315	2.12	1,129	210,841	2.26	1,192	210,680	2.81	1,494

Noninterest-bearing sources:
Noninterest-bearing deposits	49,457			43,536			24,065
Other liabilities	9,786			8,548			5,553
Stockholders’ equity	20,742			21,193			20,872

Total liabilities and stockholders’ equity	$290,300			$284,118			$261,170

Net interest spread and net interest income		2.81	$1,954		2.97	$2,025		3.13	$1,919

Impact of noninterest-bearing sources		0.34			0.33			0.23
Net interest margin		3.15			3.30			3.36

(1)	The average balance and yield are based on average amortized cost balances.

(2)	Nonaccrual loans were included in the average loan amounts outstanding.

(3)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)	Represents construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Nine Months Ended

	Sept. 30, 2003			Sept. 30, 2002
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense

Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under resale agreements	$3,297	1.39%	$35	$2,289	1.77%	$31
Available-for-sale securities(1):
Mortgage-backed securities	23,805	5.04	900	24,199	5.62	1,019
Investment securities	15,926	4.09	488	37,301	4.98	1,392
Loans held for sale(2)	45,353	5.39	1,834	25,059	6.34	1,192
Loans held in portfolio(2):
Loans secured by real estate:
Home loans	83,657	4.91	3,079	86,251	6.02	3,894
Purchased specialty mortgage finance	10,456	5.57	437	8,905	6.52	435

Total home loans	94,113	4.98	3,516	95,156	6.07	4,329
Home construction loans:
Builder (3)	1,088	4.75	39	1,386	5.93	62
Custom (4)	942	7.36	52	904	8.15	55
Home equity loans and lines of credit:
Banking subsidiaries	19,583	5.08	747	12,709	6.01	571
Washington Mutual Finance	2,026	11.79	179	2,146	12.02	193
Multi-family	19,149	5.38	773	17,689	6.08	808
Other real estate	7,344	6.30	348	8,415	6.84	432

Total loans secured by real estate	144,245	5.22	5,654	138,405	6.21	6,450
Consumer:
Banking subsidiaries	1,259	8.79	83	2,560	9.43	181
Washington Mutual Finance	1,749	19.54	256	1,713	18.77	241
Commercial business	4,926	4.28	159	4,103	5.19	161

Total loans held in portfolio	152,179	5.39	6,152	146,781	6.39	7,033
Other	5,253	4.64	183	4,624	6.17	214

Total interest-earning assets	245,813	5.20	9,592	240,253	6.04	10,881
Noninterest-earning assets:
Mortgage servicing rights	5,490			6,918
Goodwill	6,257			5,995
Other	27,553			17,539

Total assets	$285,113			$270,705

Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking	$60,980	1.78	810	$35,873	2.65	711
Savings accounts and money market deposit accounts	28,265	0.98	207	32,488	1.53	372
Time deposit accounts	31,976	2.74	657	38,628	3.16	913

Total interest-bearing deposits	121,221	1.85	1,674	106,989	2.49	1,996
Federal funds purchased and commercial paper	3,766	1.40	40	3,690	1.98	55
Securities sold under agreements to repurchase	20,607	2.52	394	38,595	2.21	638
Advances from Federal Home Loan Banks	50,993	2.62	1,012	60,595	2.79	1,265
Other	14,819	4.31	477	13,892	4.93	512

Total interest-bearing liabilities	211,406	2.26	3,597	223,761	2.66	4,466

Noninterest-bearing sources:
Noninterest-bearing deposits	44,015			23,044
Other liabilities	8,847			4,305
Stockholders’ equity	20,845			19,595

Total liabilities and stockholders’ equity	$285,113			$270,705

Net interest spread and net interest income		2.94	$5,995		3.38	$6,415

Impact of noninterest-bearing sources		0.32			0.17
Net interest margin		3.26			3.55

(1)	The average balance and yield are based on average amortized cost balances.

(2)	Nonaccrual loans were included in the average loan amounts outstanding.

(3)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)	Represents construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended			Nine Months Ended

	Sept. 30, 2003	June 30, 2003	Sept. 30, 2002	Sept. 30, 2003	Sept. 30, 2002

Loan Volume
Home loans:
Adjustable rate	$28,225	$24,847	$25,928	$76,503	$58,629
Fixed rate	81,694	78,650	38,323	229,854	108,553
Specialty mortgage finance (1)	5,460	4,658	3,187	14,647	9,388

Total home loan volume	115,379	108,155	67,438	321,004	176,570
Home construction loans:
Builder (2)	787	606	567	1,870	1,452
Custom (3)	363	273	214	799	567
Home equity loans and lines of credit:
Banking subsidiaries	9,369	7,152	3,374	21,717	10,533
Washington Mutual Finance	285	287	244	860	835
Multi-family	2,598	2,022	1,870	6,418	3,976
Other real estate	439	595	636	1,314	1,305

Total loans secured by real estate	129,220	119,090	74,343	353,982	195,238
Consumer:
Banking subsidiaries	146	61	178	267	646
Washington Mutual Finance	528	462	435	1,413	1,310
Commercial business	692	709	527	1,867	1,755

Total loan volume	$130,586	$120,322	$75,483	$357,529	$198,949

Loan Volume by Channel
Originated	$82,670	$73,711	$52,020	$217,670	$135,225
Purchased/Correspondent	47,916	46,611	23,463	139,859	63,724

Total loan volume by channel	$130,586	$120,322	$75,483	$357,529	$198,949

Refinancing Activity (4)
Home loan refinancing	$83,564	$81,511	$45,334	$237,523	$112,583
Home construction loans	16	13	12	41	40
Home equity loans and lines of credit and consumer	2,030	1,203	584	3,926	1,912
Multi-family and other real estate	1,164	893	391	2,764	1,250

Total refinancing	$86,774	$83,620	$46,321	$244,254	$115,785

Home Loan Volume by Index:
Short-term adjustable-rate loans(5):
Treasury indices	$7,076	$5,510	$4,020	$17,125	$15,502
COFI	124	198	743	571	2,915
Other	336	223	333	777	545

Total short-term adjustable-rate loans	7,536	5,931	5,096	18,473	18,962
Medium-term adjustable-rate loans(6)	24,138	22,070	23,552	67,737	47,701
Fixed-rate loans	83,705	80,154	38,790	234,794	109,907

Total home loan volume	$115,379	$108,155	$67,438	$321,004	$176,570

(1)	Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage.

(2)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)	Represents construction loans made directly to the intended occupant of a single-family residence.

(4)	Includes loan refinancing entered into by both new and pre-existing loan customers.

(5)	Short term is defined as adjustable-rate loans that reprice within one year or less.

(6)	Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from June 30, 2003 to Sept. 30, 2003	Sept. 30, 2003	June 30, 2003	Dec. 31, 2002

Loans by Property Type and Mortgage-Backed Securities (“MBS”)
Loans held in portfolio:
Loans secured by real estate:
Home loans	$6,404	$90,243	$83,839	$82,842
Purchased specialty mortgage finance	530	11,366	10,836	10,128

Total home loans	6,934	101,609	94,675	92,970
Home construction loans:
Builder(1)	(60)	1,061	1,121	1,017
Custom(2)	69	1,032	963	932
Home equity loans and lines of credit:
Banking subsidiaries	3,555	24,060	20,505	16,168
Washington Mutual Finance	44	2,117	2,073	1,930
Multi-family	709	20,191	19,482	18,000
Other real estate	(190)	6,932	7,122	7,986

Total loans secured by real estate	11,061	157,002	145,941	139,003
Consumer:
Banking subsidiaries	(86)	1,121	1,207	1,663
Washington Mutual Finance	83	1,826	1,743	1,729
Commercial business	(425)	4,550	4,975	5,133

Total loans held in portfolio	10,633	164,499	153,866	147,528
Less: allowance for loan and lease losses	(19)	(1,699)	(1,680)	(1,653)
Loans securitized and retained as MBS	(10,154)	12,622	22,776	25,054

Total net loans held in portfolio and loans securitized and retained as MBS	460	175,422	174,962	170,929
Loans held for sale(3)	(9,292)	31,339	40,631	33,996

Total net loans and loans securitized and retained as MBS	(8,832)	206,761	215,593	204,925
Purchased MBS	(369)	1,730	2,099	3,321

Total net loans and MBS	$(9,201)	$208,491	$217,692	$208,246

(1)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(2)	Represents construction loans made directly to the intended occupant of a single-family residence.

(3)	Fair value of loans held for sale was $31.38 billion, $40.63 billion and $34.06 billion as of September 30, 2003, June 30, 2003 and December 31, 2002.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from June 30, 2003 to Sept. 30, 2003	Sept. 30, 2003	Weighted Average Coupon Rate	June 30, 2003	Weighted Average Coupon Rate	Dec. 31, 2002	Weighted Average Coupon Rate

Loans Secured by Real Estate and MBS
Selected loans held in portfolio(1):
Short-term adjustable-rate loans(2):
COFI	$(1,502)	$11,708	5.05%	$13,210	5.20%	$15,315	5.59%
Treasury indices	3,537	39,947	3.99	36,410	4.26	31,015	4.78
Other	1,990	24,428	5.02	22,438	5.37	18,046	5.89

Total short-term adjustable-rate loans	4,025	76,083	4.48	72,058	4.78	64,376	5.28
Medium-term adjustable-rate loans(3)	5,556	49,983	5.65	44,427	6.01	43,715	6.55
Fixed-rate loans	1,661	21,911	7.69	20,250	8.08	20,977	8.22

Total loans held in portfolio secured by real estate(4)	11,242	147,977	5.35	136,735	5.67	129,068	6.19
Loans held for sale(5)	(9,293)	31,234	5.71	40,527	5.57	33,901	6.05

Total loans secured by real estate	1,949	179,211	5.41	177,262	5.65	162,969	6.16
MBS(6):
Short-term adjustable-rate MBS(2):
COFI	(2,723)	6,832	3.97	9,555	4.10	11,459	5.71
Treasury indices	(2,725)	5,065	3.08	7,790	3.46	8,984	4.76
Other	(2,888)	412	3.88	3,300	5.31	3,562	5.88

Total short-term adjustable-rate MBS	(8,336)	12,309	3.60	20,645	4.05	24,005	5.38
Fixed-rate MBS	(2,488)	1,450	6.85	3,938	6.08	3,707	6.98

Total MBS(7)	(10,824)	13,759	3.94	24,583	4.38	27,712	5.59

Total loans secured by real estate and MBS	$(8,875)	$192,970	5.31	$201,845	5.49	$190,681	6.08

(1)	Includes total home loans, home equity loans and lines of credit and multi-family loans.

(2)	Short term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(3)	Medium term is defined as adjustable-rate loans that reprice after one year.

(4)	At September 30, 2003, June 30, 2003 and December 31, 2002 the adjustable-rate loans with lifetime caps were $123.99 billion, $113.05 billion and $105.64 billion with a lifetime weighted average cap rate of 12.15%, 12.54% and 12.67%.

(5)	Excludes student loans.

(6)	Excludes principal-only strips and interest-only strips.

(7)	At September 30, 2003, June 30, 2003 and December 31, 2002 the adjustable-rate MBS with lifetime caps were $11.82 billion, $20.57 billion and $23.84 billion with a lifetime weighted average cap rate of 11.27%, 11.35% and 11.34%.

	June 30, 2003 to Sept. 30, 2003	Dec. 31, 2002 to Sept. 30, 2003

Rollforward of Loans Held for Sale
Balance, beginning of period	$40,631	$33,996
Loans originated and purchased	97,938	275,220
Loans sold and other	(107,230)	(277,877)

Balance, end of period	$31,339	$31,339

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$153,866	$147,528
Loans originated and purchased	32,648	82,309
Loan payments and other	(22,015)	(65,338)

Balance, end of period	$164,499	$164,499

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	June 30, 2003 to Sept. 30, 2003	Dec. 31, 2002 to Sept. 30, 2003

Rollforward of Mortgage Servicing Rights (“MSR”)(1)
Balance, beginning of period	$4,598	$5,341
Home loans:
Additions	1,587	3,502
Amortization	(665)	(2,665)
Recovery	368	96
Sales of MSR	(18)	(406)
Net change in commercial real estate MSR	–	2

Balance, end of period(2)	$5,870	$5,870

Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$3,444	$4,521
Recovery	(368)	(96)
Other than temporary impairment	–	(1,115)
Sales of MSR	(1)	(235)

Balance, end of period	$3,075	$3,075

Rollforward of Loans Serviced for Others
Balance, beginning of period	$583,823	$604,504
Home loans:
Additions	105,883	291,391
Sales of servicing	–	(2,960)
Loan payments and other	(111,834)	(315,257)
Net change in commercial real estate loans serviced for others	(50)	144

Balance, end of period	$577,822	$577,822

		Sept. 30, 2003 Balance

Total Servicing Portfolio
Loans serviced for others		$577,822
Servicing on retained MBS		3,810
Servicing on owned loans		182,570
Subservicing portfolio		249

Total servicing portfolio		$764,451

	Sept. 30, 2003
	Unpaid Principal Balance	Weighted Average Servicing Fee

		(in basis points, annualized)
Loans Serviced for Others by Loan Type
Government	$68,680	51
Agency	382,639	31
Private	111,246	38
Specialty home loans	15,257	50

Total loans serviced for others(3)	$577,822	35

(1)	Net of valuation allowance.

(2)	At September 30, 2003, aggregate mortgage servicing rights fair value was $5.90 billion.

(3)	Weighted average coupon rate (annualized) was 6.18% at September 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended

	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Sept. 30, 2002

Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$542	$593	$613	$628	$508
Loan subservicing fees	1	7	5	14	34
Amortization of mortgage servicing rights	(665)	(1,032)	(969)	(920)	(713)
Mortgage servicing rights recovery (impairment)	368	(309)	37	(308)	(1,849)
Other, net	(221)	(168)	(137)	(134)	(97)

Net home loan servicing income (expense)	25	(909)	(451)	(720)	(2,117)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management	(317)	745	412	109	1,694
Loans held for sale risk management(1)	145	(147)	(195)	(128)	–

Total revaluation gain (loss) from derivatives	(172)	598	217	(19)	1,694
Net settlement income from certain interest-rate swaps	130	84	140	158	116
Gain (loss) from mortgage loans(1)	(271)	622	587	392	418
GNMA pool buy-out income	146	219	154	119	109
Loan related income	108	91	75	76	60
Gain (loss) from sale of originated mortgage-backed securities	258	–	1	15	(1)

Total home loan mortgage banking income	224	705	723	21	279

Impact of other mortgage servicing rights risk management instruments(2):
Gain from certain available-for-sale securities	176	140	–	407	388
Gain on extinguishment of securities sold under agreements to repurchase	–	–	–	–	136

Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$400	$845	$723	$428	$803

	Nine Months Ended

	Sept. 30, 2003	Sept. 30, 2002

Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$1,748	$1,609
Loan subservicing fees	13	87
Amortization of mortgage servicing rights	(2,665)	(1,696)
Mortgage servicing rights recovery (impairment)	96	(2,911)
Other, net	(528)	(238)

Net home loan servicing income (expense)	(1,336)	(3,149)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management	840	2,535
Loans held for sale risk management(1)	(197)	–

Total revaluation gain (loss) from derivatives	643	2,535
Net settlement income from certain interest-rate swaps	354	224
Gain (loss) from mortgage loans(1)	939	889
GNMA pool buy-out income	519	200
Loan related income	274	192
Gain from sale of originated mortgage-backed securities	260	19

Total home loan mortgage banking income	1,653	910

Impact of other mortgage servicing rights risk management instruments(2):
Gain from certain available-for-sale securities	316	388
Gain on extinguishment of securities sold under agreements to repurchase	–	257

Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$1,969	$1,555

(1)	The Company’s policy of recording the fair value of rate lock commitments on its Consolidated Statements of Financial Condition has the effect of recognizing gain (loss) from mortgage loans before the loans are sold. Gain (loss) from mortgage loans net of revaluation gain (loss) from derivatives used for loans held for sale risk management was a loss of $126 million for the quarter ended September 30, 2003, compared with a net gain of $475 million for the quarter ended June 30, 2003.

(2)	Includes only instruments designated for mortgage servicing rights risk management and does not include the effects of instruments held for asset/liability risk management.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Sept. 30, 2003	June 30, 2003	Dec. 31, 2002

Deposits
Deposits:
Checking accounts:
Noninterest bearing	$35,649	$43,702	$35,730
Interest bearing	66,353	61,440	56,132

Total checking accounts	102,002	105,142	91,862
Savings and money market deposit accounts	31,348	30,650	29,886
Time deposit accounts(1)	30,791	30,665	33,768

Total deposits(2)	$164,141	$166,457	$155,516

(1)	Weighted average remaining maturity of time deposits was 15 months at September 30, 2003, 16 months at June 30, 2003 and 15 months at December 31, 2002.

(2)	Includes custodial and escrow deposits of $24.92 billion at September 30, 2003, $32.95 billion at June 30, 2003 and $25.90 billion at December 31, 2002.

	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Sept. 30, 2002

Retail Checking Accounts(1)
Accounts, beginning of period	7,637,914	7,461,320	7,258,555	7,091,568	6,817,543
Net accounts opened during the quarter	245,032	176,594	202,765	166,987	274,025

Accounts, end of period	7,882,946	7,637,914	7,461,320	7,258,555	7,091,568

(1)	Retail checking accounts exclude commercial business accounts. The information provided refers to the number of accounts, not dollar amounts.

	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Sept. 30, 2002

Retail Banking Stores
Stores, beginning of period	1,602	1,556	1,526	1,462	1,435
Net stores opened during the quarter	75	46	30	64	27

Stores, end of period	1,677	1,602	1,556	1,526	1,462

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended

	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Sept. 30, 2002

Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,680	$1,680	$1,653	$1,705	$1,665
Allowance transferred to loans held for sale	–	–	(3)	(17)	(7)
Allowance for certain loan commitments	17	–	–	(52)	–
Provision for loan and lease losses	113	118	125	125	135

	1,810	1,798	1,775	1,761	1,793
Loans charged off:
Loans secured by real estate:
Home loans	(22)	(9)	(15)	(23)	(9)
Purchased specialty mortgage finance	(9)	(9)	(10)	(7)	(9)

Total home loan charge-offs	(31)	(18)	(25)	(30)	(18)
Home construction loans - builder	(1)	–	–	–	–
Home equity loans and lines of credit:
Banking subsidiaries	(4)	(4)	(4)	(9)	(3)
Washington Mutual Finance	(1)	(1)	(3)	(4)	(2)
Multi-family	(4)	–	–	–	(1)
Other real estate	(16)	(21)	(10)	(5)	(11)

Total loans secured by real estate	(57)	(44)	(42)	(48)	(35)
Consumer:
Banking subsidiaries	(20)	(18)	(17)	(16)	(15)
Washington Mutual Finance	(43)	(42)	(40)	(43)	(42)
Commercial business	(19)	(31)	(14)	(20)	(17)

Total loans charged off	(139)	(135)	(113)	(127)	(109)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans	7	2	–	–	2
Purchased specialty mortgage finance	1	1	1	–	–

Total home loan recoveries	8	3	1	–	2
Multi-family	–	–	–	–	1
Other real estate	6	2	4	5	6

Total loans secured by real estate	14	5	5	5	9
Consumer:
Banking subsidiaries	5	3	3	5	3
Washington Mutual Finance	7	6	6	4	5
Commercial business	2	3	4	5	4

Total recoveries of loans previously charged off	28	17	18	19	21

Net charge-offs	(111)	(118)	(95)	(108)	(88)

Balance, end of quarter	$1,699	$1,680	$1,680	$1,653	$1,705

Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.28%	0.31%	0.26%	0.29%	0.24%
Allowance as a percentage of total loans held in portfolio	1.03	1.09	1.12	1.12	1.15

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002	Sept. 30, 2002

Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Home loans	$760	$804	$954	$1,068	$1,117
Purchased specialty mortgage finance	553	483	479	438	358

Total home loan nonaccrual loans	1,313	1,287	1,433	1,506	1,475
Home construction loans:
Builder(2)	31	31	38	42	48
Custom(3)	9	9	9	7	6
Home equity loans and lines of credit:
Banking subsidiaries	45	49	44	36	35
Washington Mutual Finance	43	41	41	37	35
Multi-family	39	54	49	50	58
Other real estate	309	369	402	413	356

Total nonaccrual loans secured by real estate	1,789	1,840	2,016	2,091	2,013
Consumer:
Banking subsidiaries	8	13	10	18	13
Washington Mutual Finance	67	64	67	69	76
Commercial business	56	79	73	79	86

Total nonaccrual loans held in portfolio	1,920	1,996	2,166	2,257	2,188
Foreclosed assets	304	317	334	336	309

Total nonperforming assets	$2,224	$2,313	$2,500	$2,593	$2,497
As a percentage of total assets	0.78%	0.82%	0.90%	0.97%	0.95%
Restructured loans	$118	$89	$99	$98	$112

Total nonperforming assets and restructured loans	$2,342	$2,402	$2,599	$2,691	$2,609

(1)	Excludes nonaccrual loans held for sale of $67 million at September 30, 2003. Prior periods also reflect the exclusion of nonaccrual loans held for sale of $73 million, $72 million, $119 million and $105 million at June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002. Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)	Represents construction loans made directly to the intended occupant of a single-family residence.